Exhibit 99

GARP Investors Conference

June 16, 2004

Les C. Vinney, STERIS President and CEO

Forward-Looking Statements

Except for historical information discussed, today’s presentation includes forward-looking statements that involve risks and uncertainties. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially. Some of the factors which could cause actual results to materially differ from those anticipated by the forward-looking statements are set forth in the Company’s latest SEC Filings on Forms 10-K and 10-Q and in its earnings release dated April 23, 2004. Further, these forward-looking statements speak only as of this date June 16, 2004. We undertake no obligation to publicly release the results of any revisions to the forward-looking statements made today to reflect events or circumstances after today or to reflect the occurrence of unanticipated events.

STERIS’s Path to Growth

INITIAL GROWTH ACQUISITIONS REORGANIZATION

1987 Start up

STERIS 1995

STERIS 2000

STERIS Today

Leader in Technologies to

Control Infection and

Contamination

Positioned For Growth

Sales by Business Segment

Fiscal Year Ended March 31, 2004 (Dollars in millions)

HEALTHCARE ($753) 69%

LIFE SCIENCES ($246) 23%

STERIS ISOMEDIX SERVICES ($88) 8%

Key Industries Served

HEALTHCARE

Surgical Support

Sterile Processing

Applied Infection Control

LIFE SCIENCES

Pharmaceutical Production

Research

Defense and Industrial

STERIS ISOMEDIX SERVICES (CONTRACT STERILIZATION)

Investment Considerations

Investment Considerations

A technology leader

Diversified and recurring revenue stream

Strong competitive positions

Strong financial and operating platform

Improving market dynamics

A Technology Leader

Broad based technologies…

Gamma

Peracetic Acid Sterilization

EtO Sterilization

Steam Sterilization

VHP ® Sterilization

Skin Care

Washing Systems

Surface Cleaning Chemistries

Delivered through capital equipment chemistries and services…

Make STERIS a leader

Diversified and Recurring Revenue Stream

Capital equipment drives… Consumables… and Services…

51% of fiscal 2004 revenues were higher margin,

recurring consumables and services

STERIS has the unique ability to offer a custom solution for a variety of customers, industries and geographies

Strong Competitive Positions

Leading supplier of sterilization and surgical support products to U.S. healthcare facilities

Leading position in contract sterilization for medical technology manufacturers and other industries

Leading supplier of equipment and chemistries to biopharmaceutical companies for research and production facilities

STERIS has the broadest range of infection control technologies, products and services in the world

STERIS has the unique capability to offer custom solutions to a variety of industries

A Strong Financial and Operating Platform

Consistent revenue and earnings growth

Low level of debt

Strong free cash flow

Efficient operations

Improving Market Dynamics

Aging population is driving demand for healthcare services and pharmaceuticals

Increased spending by hospitals is leading to expansion and upgrading of facilities

Ongoing investment in drug production is driving manufacturing capacity and research facilities

Global awareness of infection control is growing

Strategic Direction

Sources of Growth

Earnings Power

EXTERNAL INTERNAL

Improving market dynamics and growing awareness of the need for infection control

Strategic Actions to Drive Growth and Financials

Our Growth Strategy

Enhance our revenue stream by continuing to diversify by product, service, market and geography

Increase recurring revenues

Leverage our channel

Introduce new technologies

Adapt our technologies

Expand internationally

Increase Recurring Revenues

Large revenue opportunity in our own installed base

Capture consumable opportunity

Aggressively grow service

New capital equipment products will have an associated proprietary consumable

Greater penetration of chemistries in Life Sciences

Chemistry in Life Sciences—New One Solution RTU

Ready-to-Use chemistry designed to replace concentrate chemistries that require dilution and transfer

Eliminates processing steps and contamination risk

Reduces labor cost

Expands STERIS’s chemistry offering in Life Sciences

Leverage Our Channel in Healthcare

Presence in every U.S. hospital

Sales force of 250 people

Service force of 1,000

New products, alliances, acquisitions

Introduce New Technologies

R&D spending to approximate $30 million in fiscal 2004

Focused new product development effort

Areas of focus include projects for new industries and new sterilization technologies

VHP® technology advancement into new product uses

Prion Decontamination

Segmented sterile processing offering

Key new products for general infection control and surgical support

New Product - Reliance® Endoscope Processing System

Submitted to FDA for 510k Approval

Available for sale in Europe

Approved for use in Canada

Registration pending in Australia

STERIS’ first high level disinfection system for flexible endoscopes in GI Suite

Can process two instruments simultaneously

Addresses key market needs in GI suite

Integrated capital and proprietary consumable

Adapt Our Technologies

CURRENT FUTURE POSSIBILITIES

Exploring new applications related to Anthrax contamination

Joint research on defense applications for biological and chemical warfare

Joint research in space applications

Transportation

Hotel and building decontamination

Food and beverage packaging

Medical Device Sterilization

Adapt Our Technologies — Key Application

Decontamination of State Department building SA32 mail processing facility.

Used STERIS proprietary technology, equipment and expertise

First validated process for treating anthrax contaminated buildings

International Expansion Opportunities

Fourth Quarter Fiscal 2004

REVENUE MIX BY GEOGRAPHY

United States 76%

International 24%

Market size is equivalent to U.S.

Focused on key European markets

Acquisitions to play strategic role

Leading-edge technologies

Recent Results

Net Quarterly Revenues

dollars in millions

12% Growth in Fiscal 2004

$300 $250 $200 $150 $100 $50

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr

FY2001 FY2002 FY2003 FY2004

Quarterly Diluted Earnings Per Share

19% Growth in Fiscal 2004

$0.40 $0.35 $0.30 $0.25 $0.20 $0.15 $0.10 $0.05 $0.00

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr

FY2001 FY2002 FY2003 FY2004

* A charge in the fourth quarter of fiscal 2001 resulted in a loss

Summary

A technology leader with strong competitive positions

Diversified and recurring revenue stream

Improving market dynamics

Financial flexibility

Bright future

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